ASSIGNMENT AGREEMENT

THIS AGREEMENT made as of the 19th day of July, 2004

BETWEEN:

SOUTHRIDGE ENTERPRISES INC., a Nevada corporation having an office at 18523 – 98th Avenue, Edmonton, Alberta, T5T 3E6

(hereinafter called the "Assignor")

OF THE FIRST PART

AND:

SOUTHRIDGE EXPLORATION INC., a British Columbia company having its registered and records office at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, V6E, 3P3

(hereinafter called the "Assignee")

OF THE SECOND PART

WHEREAS:

A.                   By an agreement dated May 17, 2004 (the "Purchase Agreement") between Larry R. W. Sostad (the "Vendor") and the Assignor, the Vendor sold to the Assignor a 100% undivided interest in two mineral claims known as the Hilltop Claims (the "Property") described in Schedule "A" to the Purchase Agreement;

B.                   The Assignee wishes to acquire all of the Assignor's right, title and interest in Purchase Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by the Assignee to the Assignor, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ASSIGNMENT

1.                   The Assignor assigns to the Assignee all of its right, title and interest in the Property and in the Purchase Agreement and all benefits to be derived therefrom.

CONSIDERATION

2.                   The consideration for the Assignor assigning to the Assignee the Assignor's interest in the Property and the Purchase Agreement shall be the sum of $1.00 the receipt of which is hereby acknowledged.

FURTHER ACTS

3.                   The parties shall do such further and other acts and execute such further and other documents as may be necessary to carry out the true intent and purposes of this Agreement fully and effectively.

ENUREMENT

4.                   This Agreement shall enure to the benefit of and be binding upon the parties, their respective successors and assigns.

COUNTERPART EXECUTION

5.                   This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

SOUTHRIDGE ENTERPRISES INC. by its authorized signatory:

/s/ Vernon Samaroo
VERNON SAMAROO, President

SOUTHRIDGE EXPLORATION INC. by its authorized signatory:

/s/ Vernon Samaroo
VERNON SAMAROO, President